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                                                                   EXHIBIT 10.34
                                  ASSIGNMENT
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     THIS ASSIGNMENT is made and entered into as of the 17th day of August,
1995, by and between Northwest Financial Corporation, an Oklahoma corporation, ("Assignor"), and Prime Financial Corporation, an Oklahoma corporation ("Assignee").

     WHEREAS, Assignor is party to a certain Lease Agreement dated March 7, 1998 (the Lease"), whereby Assignor leases certain real property and the improvements located thereon to International Enviromental corporation, an Oklahoma corporation, more particularly described on Exhibit "A", attached hereto and incorporated herein by this reference (the "Poperty"); and

     WHEREAS, the Lease does not restrict the ability of Assignor to assign the Lease and all rights and obligations thereunder; and

     WHEREAS, Assignee deems it in the best interest to acquire and Assignor deems it in its best interest to assign the Lease.

     NOW, THEREFORE, in consideration of Ten and no/100 Dollars ($10.00)' and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   Assignement. Assignor hereby grants and assigns to Assignee all of
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     Assignor's right, title and interest in and to the Lease.

2.   Representation and Warranties. Assignor hereby represents and warrants that
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     Assignor has not previously assigned, transferred, sold or encumbered any right, title or interest in or to the Lease. Assignor hereby agrees to execute all documents and perform all acts which may be desirable or necessary to carry this Assignement to full effect.

3.   Acceptance of Assignment. Assignee hereby accepts the assignment of all of
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     Assignor's right, title and interest in and to the Lease and agrees to assume the obligations of Assignor under the Lease.

4.   Applicable Law. This Assignment and interpretation and enforcement thereof
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     shall be governed by the laws of the State of Oklahoma.

5.   Binding Effect. This Assignement shall be binding upon, inure to the
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     benefit of, and be enforceable by, Assignee and its respective heirs, assigns and successors.

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     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed under seal the day and year first above written.

("Assignor")                                 NORTHWEST FINANCIAL CORPORATION

                                             By: /s/ Barry H. Golsen
                                                 ------------------------------
                                             Title: Chairman
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ATTEST:

/s/
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Asst. Secretary
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[SEAL]

("Assignee")                                 PRIME FINANCIAL CORPORATION

                                             By: /s/ Tony M. Shelby
                                                 ------------------------------
                                             Title: Vice President
                                                    --------------

ATTEST:

/s/
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Secretary

[SEAL]